IMPORTANT NOTICE REGARDING CHANGE TO PORTFOLIO MANAGEMENT TEAM

ALPINE CYCLICAL ADVANTAGE PROPERTY FUND

Supplement dated September 1, 2009 to the Prospectus dated February 27, 2009

Effective September 1, 2009,  Alpine Woods Capital Investors, LLC ("Alpine") the adviser to Alpine Cyclical Advantage Property Fund (the “Fund”), a series of Alpine Equity Trust, appointed Stephen S. Kim as an associate portfolio manager for the Fund.  Therefore, effective immediately, the following disclosure will be added to the section entitled “Management of the Fund - Portfolio Managers” beginning on page 20 of the Fund’s Prospectus:

Stephen S. Kim

Stephen Kim is the associate portfolio manager of the Fund.  Mr. Kim joined Alpine in March, 2008 from CitiGroup Investment Research where he was a managing director from 2004 to 2008 covering the homebuilders and building products, which he has covered for the past seventeen years. Mr. Kim joined Salomon Smith Barney in February, 2000 from Deutsche Banc Alex Brown, where he served as Director since 1997. Prior to that, Mr. Kim was an analyst for three years at Smith Barney from 1994 to 1997, and covered the Homebuilding, Appliances, and Specialty Retail Softlines sectors prior to the merger with Salomon Brothers. Mr. Kim also spent three years at Kidder, Peabody & Co., an investment banking firm from 1991 to 1994 following homebuilding companies. Mr. Kim graduated from the Wharton School at the University of Pennsylvania in 1991.

Please retain this Supplement for future reference.

IMPORTANT NOTICE REGARDING CHANGE TO PORTFOLIO MANAGEMENT TEAM

ALPINE CYCLICAL ADVANTAGE PROPERTY FUND

Supplement dated September 1, 2009 to the Statement of Additional Information (“SAI”)
dated February 27, 2009

Effective September 1, 2009,  Alpine Woods Capital Investors, LLC ("Alpine") the adviser to Alpine Cyclical Advantage Property Fund (the “Fund”), a series of Alpine Equity Trust, appointed Stephen S. Kim as an associate portfolio manager for the Fund.  Therefore, effective immediately, the following disclosure will be added to the section entitled “Portfolio Managers” beginning on page 39 of the Fund’s SAI:

Mr. Stephen S. Kim is the associate portfolio manager of the Cyclical Advantage Property Fund.

Stephen S. Kim			with Advisory Fee based on performance
Type of Accounts	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Registered Investment Companies	1	$56.1 million	0	$0
Other Pooled Investments	0	$0	0	$0
Other Accounts	0	$0	0	$0

Securities Owned in the Funds by Portfolio Managers.  As of August 31, 2009 (except where otherwise indicated), the portfolio managers owned the following equity securities in the Funds:

Dollar Range of Equity Securities
Amount Invested Key
A.	None
B.	$1-$10,000
C.	$10,001-$50,000
D.	$50,001-$100,000
E.	$100,001-$500,000
F.	$500,001-$1,000,000
G.	Over $100,000

Name of Portfolio Manager	Cyclical Advantage Property Fund	International Fund	Income & Growth Fund	Emerging Markets Fund	Infrastructure Fund	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Portfolio Manager in Family of Investment Companies

Stephen S. Kim	A	A	A	A	A	A

Please retain this Supplement for future reference.